UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 28, 2009

(Date of earliest event reported)

Forgent Networks, Inc.

(Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

108 Wild Basin Rd		78746
(Address of principal executive		(Zip Code)
offices)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

ASURE ANNOUNCES OUTCOME OF JENKENS & GILCHRIST PRESS RELEASE

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1      Press Release of Forgent Networks, Inc. dated July 28, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2009	FORGENT NETWORKS, INC.

	By:	/s/ Jay C. Peterson
Jay C. Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Forgent Networks, Inc. dated July 28, 2009